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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 15, 2008


                               BCSB BANCORP, INC.
                               ------------------
               (Exact Name Of Registrant As Specified In Charter)


         MARYLAND                     0-53163               26-1424764
-----------------------------       ------------         -----------------
(State Or Other Jurisdiction        (Commission          (IRS Employer
Of Incorporation)                   File Number)         Identification No.)


 4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND         21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS
                ------------

         On December 15, 2008, BCSB Bancorp, Inc. (the "Company") announced that it has received preliminary approval of its application to participate in the U.S. Department of Treasury's Capital Purchase Program. This approval is subject to certain conditions and the execution of definitive agreements. A copy of the press release issued by the Company on December 15, 2008 is included as Exhibit
99.1 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

          (a)   Financial Statements of Businesses Acquired: Not applicable.

         (b)    Pro Forma Financial Information: Not applicable.

         (c)    Shell Company Transactions: Not applicable.

         (d)    Exhibits

                Number          Description
                ------          -----------

                99.1            Press Release dated December 15, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BCSB BANCORP, INC.



Date:  December 16, 2008               By: /s/ Joseph J. Bouffard
                                           -------------------------------------
                                           Joseph J. Bouffard
                                           President and Chief Executive Officer